Share Capital	12 Months Ended
Dec. 31, 2017
Disclosure of Share Capital, Reserves And Other Equity Interest [Abstract]
Share Capital
Share Capital
Authorized:
Unlimited number of no par value common shares

Issued:	Shares		Warrants
	Number	Amount $	Number	Amount $
Balance, December 31, 2014	93,512,494	237,657,056	—	—
Issued pursuant to Share Purchase Agreement(a)	5,778,674	4,371,687	—	—
Issued pursuant to "At the Market" sales agreement(b)	18,860,454	20,049,693	—	—
Share issue costs	—	(753,744)	—	—
Balance, December 31, 2015	118,151,622	261,324,692	—	—
Issued pursuant to incentive share award plan	100,000	41,000	—	—
Issued pursuant to "At the Market" equity distribution agreement(c)	3,006,600	1,456,296	—	—
Share issue costs	—	(500,163)	—	—
Balance, December 31, 2016	121,258,222	262,321,825	—	—
Issued pursuant to stock option plan	801,000	536,949	—	—
Issued pursuant to "At the Market" equity distribution agreement(c)	3,301,500	2,348,821	—	—
Issued pursuant to public offering(d)	16,445,000	7,893,600	16,445,000	3,617,900
Share issue costs	—	(1,391,057)	—	—
Balance, December 31, 2017	141,805,722	271,710,138	16,445,000	3,617,900

(a)
In 2014, we entered into a share purchase agreement (the "Share Purchase Agreement") with Lincoln Park Capital Fund, LLC ("LPC") to sell up to US$26,000,000 of common stock. Subject to the terms and conditions of the Share Purchase Agreement and at our sole discretion, we may sell up to US$26.0 million worth of common shares to LPC over the 30-month term. The purchase price of the common shares was based on prevailing market prices of our common shares immediately preceding the notice of a sale without any fixed discount. Subject to the Share Purchase Agreement, we controlled the timing and amount of each investment and LPC was obligated to make such purchases, if and when elected. The Share Purchase Agreement did not impose any upper price limit restrictions, negative covenants or restrictions on our future financing activities, but required that we maintained our NASDAQ listing. Under the Share Purchase Agreement, we issued an initial commitment fee of 292,793 common shares to LPC valued at fair value of US$455,000. An additional 292,793 common shares was to be issued on a pro rata basis under the terms of the Share Purchase Agreement as an additional commitment fee.

On October 20, 2014, we reached an agreement to amend the Share Purchase Agreement. The specific amendments included allowing the Company to sell shares to LPC at the Company's sole option independent of the closing price of the Common Stock, increasing the number of shares that may have been sold to LPC at certain price levels and changed the way the number of Commitment Shares issuable was to be calculated. In consideration of the amendments to the Agreement, the Company issued 146,397 shares of Common Stock to LPC.

In 2015, under the terms of the amended Share Purchase Agreement, we issued 5,778,674 common shares for net proceeds of approximately US$3.5 million. As part of the shares issued, we issued 78,674 commitment shares. The commitment shares have been valued at fair value of US$50,024 and have been recorded as additional share issue costs. On November 5, 2015, we were delisted from the NASDAQ Capital Market and as a result we were unable to sell common shares under the Share Purchase Agreement.

(b)
On October 24, 2014, we entered into an "at-the-market" ("ATM") equity distribution agreement with Canaccord Genuity Inc. acting as sole agent. Under the terms of the distribution agreement, we were able to, from time to time, sell shares of our common stock having an aggregate offering value of up to US$20 million through Canaccord Genuity Inc. directly to investors in the US through our NASDAQ listing. We were able to determine, at our sole discretion, the timing and number of shares to be sold under this ATM facility. During 2015, we issued 18,860,454 common shares for net proceeds of approximately US$15.5 million. On November 5, 2015, we were delisted from the NASDAQ Capital Market and as a result we were unable to sell common shares under our existing ATM.

(c)
On February 25, 2016, we entered into an ATM equity distribution agreement with Canaccord Genuity Inc. acting as our sole agent with an aggregate offering value of up to $4.6 million which allows us to sell our common shares through the facilities of the Toronto Stock Exchange or other "marketplace” (as defined in National Instrument 21-101 Marketplace Operation) in Canada (our "Canadian ATM"). Subject to the terms of our Canadian ATM, we are able to determine, at our sole discretion, the timing and number of shares to be sold under this ATM facility. During 2017, we sold 3,301,500 (2016 - 3,006,600) common shares for gross proceeds of $2,348,821 (2016 - $1,456,296). We incurred share issue costs of $245,655 (2016 - $500,163).

(d)
On June 1, 2017, pursuant to an underwritten public offering, 16,445,000 units were sold at a purchase price of $0.70 per unit for gross proceeds of $11,511,500. Each unit included one common share (ascribed value of $0.48) and one common share purchase warrant (ascribed value of $0.22). The ascribed value was determined using the relative fair value method. The ascribed value of the common share purchase warrants was determined using the Black Scholes option pricing model. Each common share purchase warrant entitles the holder to purchase one common share in the capital of the Company until June 1, 2022, at an exercise price of $0.95. The common share purchase warrants will be subject to acceleration if the volume weighted average price of the Company's common shares equals or exceeds $2.50 for 15 consecutive trading dates. We incurred share issue costs of $1,145,402.

Warrants

The following table summarizes the assumptions used in the Black Scholes Option Pricing Model with respect to the valuation of warrants issued:

2017
Risk-free interest rate	0.70%
Expected hold period to exercise	2.0 years
Volatility in the price of the Company's shares	89.30%
Dividend yield	Nil

We use historical data to estimate the expected dividend yield and expected volatility of our stock in determining the fair value of the warrants. The risk-free interest rate is based on the Government of Canada benchmark bond yield rates in effect at the time of grant and the expected life of the warrants represents the estimated length of time the warrants are expected to remain outstanding.

The following table summarizes our outstanding warrants at December 31, 2017:

Exercise Price	Outstanding, Beginning of the Year	Granted During the Year	Outstanding, End of the Year	Weighted Average Remaining Contractual Life (years)
$0.95	—	16,445,000	16,445,000	4.42